                                                                    Exhibit 10.3


                SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT

            SECOND AMENDMENT AND CONSENT, dated as of December 31, 1999 (this "Amendment"), among PRIMEDIA INC., a Delaware corporation (the "Company"), the financial institutions party to the Credit Agreement described below (the "Banks"), THE BANK OF NEW YORK and BANKERS TRUST COMPANY, as Co-Syndication Agents, THE BANK OF NOVA SCOTIA, as Documentation Agent, and THE CHASE MANHATTAN BANK, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                  WITNESSETH:

            WHEREAS, the Company, the Banks, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of May 24, 1996 (as amended, modified and supplemented through the date hereof, the "Credit Agreement");

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW THEREFORE, it is agreed:

I. Second Amendment and Consent to Credit Agreement.

            1. Section 7.02(c) of the Credit Agreement is hereby amended by adding the following proviso to the end thereof:

      "provided that, notwithstanding the foregoing provisions of this clause
      (iv), but only to the extent such sale, transfer or disposition is structured as a leveraged recapitalization, the Company shall be permitted to structure any sale, transfer or disposition of the capital stock of a Restricted Subsidiary as a leveraged recapitalization in which up to 15% of the capital stock of the Restricted Subsidiary being recapitalized is retained (directly or indirectly) by the Company;"

            2. Section 7.05(1) of the Credit Agreement is hereby amended by deleting the amount "$25,000,000" appearing in the second line thereof and inserting the amount "$150,000,000", in lieu thereof.

            3. Section 7.10 of the Credit Agreement is hereby amended by deleting the table appearing in such Section in its entirety and inserting the following new table in lieu thereof:

                  Period                              Ratio
                  ------                              -----

      Effective Date to and including               l.80 to 1.00
             December 31, 2000

      January 1, 2001 to and including              2.00 to 1.00
             December 31, 2001

      January 1, 2002 to and including              2.25 to 1.00
             December 31, 2002

      January 1, 2003 and thereafter                2.50 to 1.00

            4. Section 7.11 of the Credit Agreement is hereby amended by deleting the table appearing in such Section in its entirety and inserting the following new table in lieu thereof:

                  Period                              Ratio
                  ------                              -----

      Effective Date to and including               6.00 to 1.00
             December 31, 2000

      January 1, 2001 to and including              5.50 to 1.00
             December 31, 2001

      January 1, 2002 to and including              5.00 to 1.00
             December 31, 2002

      January 1, 2003 and thereafter                4.50 to 1.00

            5. The definition of "Unrestricted Subsidiary Investment Limit" appearing in Section 9 of the Credit Agreement is hereby amended by deleting the amount "$200,000,000" appearing in the second line of such definition and inserting the amount "$350,000,000" in lieu thereof.

II. Miscellaneous.

            1. In order to induce the Banks to enter into this Amendment, the Company hereby represents and warrants that (i) all representations, warranties and agreements contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the

Amendment Effective Date (as defined below) (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the Amendment Effective Date, in each case both before and after giving effect to this Amendment.

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective on the date (the "Amendment Effective Date") when: (i) the Company and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including, without limitation, by usage of facsimile transmission) the same to the Administrative Agent at the Notice Office; (ii) the Amendment of even date herewith to the Amended and Restated Credit Agreement by and among the Company, Canadian Sailings Inc., the Banks, the Co-Syndication Agents, the Documentation Agent and the Administrative Agent, dated as of May 24, 1996 and amended and restated as of March 11, 1999, has become effective under the terms thereof; and (iii) the Company shall have paid to the Administrative Agent and to the Banks all fees and expenses agreed upon by such parties to be paid on or prior to the Amendment Effective Date (including, without limitation, a fee equal to 0.125% of the amount of the outstanding Term Loans of each Bank party to the Credit Agreement, before giving effect to this Amendment, that consents to this Amendment). This Amendment and the agreements contained herein shall be binding on the successors and assigns of the parties hereto.

            6. From and after the Amendment Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                  *     *     *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                   PRIMEDIA INC.

                                   By: /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Title: SENIOR VICE PRESIDENT, TREASURER


                                   THE CHASE MANHATTAN
                                       BANK, Individually
                                       and as Administrative Agent

                                   By:
                                       -----------------------------------------
                                       Title:


                                   BANKERS TRUST COMPANY
                                       Individually and as
                                       Co-Syndication Agent

                                   By:
                                       -----------------------------------------
                                       Title:


                                   THE BANK OF NEW YORK,
                                       Individually and as
                                       Co-Syndication Agent

                                   By:
                                       -----------------------------------------
                                       Title:


                                   THE BANK OF NOVA SCOTIA,
                                       Individually, as Canadian Lender and as
                                       Documentation Agent

                                   By:
                                       -----------------------------------------
                                       Title:

                                   BANKERS TRUST COMPANY
                                   --------------------------------------------


                                   By: /s/ Gregory Shefrin
                                       -----------------------------------------
                                   Name: GREGORY SHEFRIN
                                   Title: PRINCIPAL

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                   PRIMEDIA INC.

                                   By:
                                       -----------------------------------------
                                       Title:


                                   THE CHASE MANHATTAN
                                       BANK, Individually
                                       and as Administrative Agent

                                   By:
                                       -----------------------------------------
                                       Title:


                                   BANKERS TRUST COMPANY
                                       Individually and as
                                       Co-Syndication Agent

                                   By:
                                       -----------------------------------------
                                       Title:


                                   THE BANK OF NEW YORK,
                                       Individually and as
                                       Co-Syndication Agent

                                   By:
                                       -----------------------------------------
                                       Title:


                                   THE BANK OF NOVA SCOTIA,
                                       Individually, as Canadian Lender and as
                                       Documentation Agent

                                   By: /s/ Vincent J. Fitzgerald, Jr.
                                       -----------------------------------------
                                       Title: VINCENT J. FITZGERALD, JR.
                                              AUTHORIZED SIGNATORY

                                   Name of Bank:

                                   The Sakura Bank, Limited
                                   ---------------------------------------------


                                   By: /s/ Koshikazu Nagura
                                       -----------------------------------------
                                       Name:  Koshikazu Nagura
                                       Title: Senior Vice President

                                   Name of Bank:

                                   The Bank of New York
                                   ---------------------------------------------


                                   By: /s/ Steven J. Correll
                                       -----------------------------------------
                                       Name:  Steven J. Correll
                                       Title: Assistant Vice President

                                   Name of Bank:

                                   ALLSTATE LIFE INSURANCE COMPANY
                                   ---------------------------------------------


                                   By: /s/ Jerry D. Zinkula
                                       -----------------------------------------
                                       Name:  JERRY D. ZINKULA


                                   By: /s/ Patricia W. Wilson
                                       -----------------------------------------
                                       Name:  PATRICIA W. WILSON
                                              Its Authorized Signatories

                                   Name of Bank:

                                   ALLSTATE LIFE INSURANCE COMPANY
                                   ---------------------------------------------


                                   By: /s/ Jerry D. Zinkula
                                       -----------------------------------------
                                       Name:  JERRY D. ZINKULA


                                   By: /s/ Patricia W. Wilson
                                       -----------------------------------------
                                       Name:  PATRICIA W. WILSON
                                              Its Authorized Signatories

                                   Name of Bank:

                                   BANK OF AMERICA, N.A.
                                   ---------------------------------------------


                                   By: /s/ Thomas J. Kane
                                       -----------------------------------------
                                       Name:  Thomas J. Kane
                                       Title: Vice President

                                   Name of Bank:

                                   Bank of Hawaii
                                   ---------------------------------------------


                                   By: /s/ Derek Chang
                                       -----------------------------------------
                                       Name:  Derek CHANG
                                       Title: Asst. Vice President

                                   Name of Bank:

                                   Bank of Montreal, Chicago Branch
                                   ---------------------------------------------


                                   By: /s/ Ola Anderssen
                                       -----------------------------------------
                                       Name:  OLA ANDERSSEN
                                       Title: DIRECTOR

                                   Name of Bank:

                                   CIBC INC
                                   ---------------------------------------------


                                   By: /s/ Harold Birk
                                       -----------------------------------------
                                       Name:  HAROLD BIRK
                                       Title: Executive Director
                                              CIBC World Markets Corp. As Agent

                                   Name of Bank:

                                   Credit Suisse First Boston
                                   ---------------------------------------------


                                   By: /s/ Jeffrey B. Ulmer
                                       -----------------------------------------
                                       Name:  JEFFREY B. ULMER
                                              VICE PRESIDENT


                                       /s/ Douglas E. Maher
                                       DOUGLAS E. MAHER
                                       VICE PRESIDENT

                                   Name of Bank:

                                   The Dai-Ichi Kangyo Bank, Ltd.
                                   ---------------------------------------------


                                   By: /s/ Ronald Wolinsky
                                       -----------------------------------------
                                       Name:  Ronald Wolinsky
                                       Title: Vice President & Group Leader

                                   Name of Bank:

                                   DLJ CAPITAL FUNDING, INC.
                                   ---------------------------------------------


                                   By: /s/ Howard Shams
                                       -----------------------------------------
                                       Name:  HOWARD SHAMS
                                       Title: Vice President

                                   Name of Bank:

                                   FLEET NATIONAL BANK
                                   ---------------------------------------------


                                   By: /s/ R. E. Anderson
                                       -----------------------------------------
                                       Name:  R. E. ANDERSON
                                       Title: SVP

                                   Name of Bank:

                                   FIRST UNION NATIONAL BANK
                                   ---------------------------------------------


                                   By: /s/ Harry E. Ellis
                                       -----------------------------------------
                                       Name:  Harry E. Ellis
                                       Title: Senior Vice President
                                              Managing Director

                                   Name of Bank:

                                   GENERAL ELECTRIC CAPITAL CORPORATION
                                   ---------------------------------------------


                                   By: /s/ Janet K. Williams
                                       -----------------------------------------
                                       Name:  JANET K. WILLIAMS
                                       Title: DULY AUTHORIZED SIGNATORY

                                   Name of Bank:

                                   HSBC BANK USA
                                   (FKA Marine Midland Bank)
                                   ---------------------------------------------


                                   By: /s/ John B. Lyons
                                       -----------------------------------------
                                       Name:  John B. Lyons
                                       Title: Senior Vice President

                                   Name of Bank:

                                   The Industrial Bank of Japan, Ltd.
                                   ---------------------------------------------


                                   By: /s/ William Kennedy
                                       -----------------------------------------
                                       Name:  WILLIAM KENNEDY
                                       Title: SENIOR Vice President

                                   Name of Bank:
                                   ---------------------------------------------

                                   Indosuez Capital Funding IV, L.P.
                                   By Indosuez Capital as Portfolio Advisor


                                   By: /s/ Melissa Marano
                                       -----------------------------------------
                                   Name:  Melissa Marano
                                   Title: Vice President

                                   Name of Bank:
                                   ---------------------------------------------

                                   Indosuez Capital Funding IV, L.P.
                                   By Indosuez Capital as Portfolio Advisor


                                   By: /s/ Melissa Marano
                                       -----------------------------------------
                                   Name:  Melissa Marano
                                   Title: Vice President

                                   Name of Bank:

                                   Mellon Bank, N.A.
                                   ---------------------------------------------


                                   By: /s/ Paul F. Noel
                                       -----------------------------------------
                                       Name:  Paul F. Noel
                                       Title: Vice President

                                   Name of Bank:

                                   Merita Bank Plc
                                   ---------------------------------------------


                                   By: /s/ Clifford Abramsky
                                       -----------------------------------------
                                       Name:  Clifford Abramsky
                                       Title: VP


                                   By: /s/ William Keller
                                       -----------------------------------------
                                       Name:  WILLIAM KELLER
                                       Title: Vice President

                                   Name of Bank:

                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                   By: /s/ Joseph Moroney
                                       -----------------------------------------
                                       JOSEPH MORONEY
                                       AUTHORIZED SIGNATORY

                                   Name of Bank:

                                   The Mitsubishi Trust and Banking Corporation
                                   ---------------------------------------------


                                   By: /s/ Beatrice Kossodo
                                       -----------------------------------------
                                       Name:  Beatrice Kossodo
                                       Title: Senior Vice President

                                   OCTAGON INVESTMENT PARTNERS II,
                                   LLC
                                   By: Octagon Credit Investors, LLC
                                   as sub-investment manager


                                   /s/ Andrew D. Gordon
                                   ---------------------------------------------
                                   By:        Andrew D. Gordon
                                   Title:     Portfolio Manager

                                   OCTAGON INVESTMENT PARTNERS II,
                                   LLC
                                   By: Octagon Credit Investors, LLC
                                       as Portfolio Manager


                                   /s/ Andrew D. Gordon
                                   ---------------------------------------------
                                   By:        Andrew D. Gordon
                                   Title:     Portfolio Manager

                                   Name of Bank:

                                   Paribas
                                   ---------------------------------------------


                                   By: /s/ Ching Lim
                                       -----------------------------------------
                                       Name:  Ching Lim
                                       Title: Vice President


                                   /s/ Thomas G. Brandt
                                   Thomas G. Brandt
                                   Managing Director

                                   Name of Bank:

                                   PNC BANK, NATIONAL ASSOCIATION
                                   ---------------------------------------------


                                   By: /s/ John M. Iadanza
                                       -----------------------------------------
                                       Name:  JOHN M. IADANZA
                                       Title: ASSISTANT VICE PRESIDENT

                                   Name of Bank:

                                   RIGGS BANK N.A.
                                   ---------------------------------------------


                                   By: /s/ David H. Olson
                                       -----------------------------------------
                                       Name:  DAVID H. OLSON
                                       Title: Vice President

                                   Name of Bank:

                                   THE SANWA BANK, LIMITED
                                   ---------------------------------------------


                                   By: /s/ Stephen C. Small
                                       -----------------------------------------
                                       Name:  Stephen C. Small
                                       Title: Vice President
                                              & Area Manager

                                   Name of Bank:

                                   SOCIETE GENERALE, NEW YORK BRANCH
                                   ---------------------------------------------


                                   By: /s/ Elaine Khalil
                                       -----------------------------------------
                                       Name:  ELAINE KHALIL
                                       Title: Vice President

                                   Name of Bank:

                                   STB Delaware Funding Trust I
                                   ---------------------------------------------


                                   By: /s/ Donald C. Hargadon
                                       -----------------------------------------
                                       Name:  Donald C. Hargadon
                                       Title: Assistant Vice President

                                   Primedia, Inc.
                                   Second Amendment and Consent

                                   Name of Bank:

                                   TORONTO DOMINION (TEXAS), INC.
                                   ---------------------------------------------


                                   By: /s/ Debbie A. Greene
                                       -----------------------------------------
                                       Name:  DEBBIE A. GREENE
                                       Title: VICE PRESIDENT

                                   Name of Bank:

                                   Union Bank of California, N.A.
                                   ---------------------------------------------


                                   By: /s/ Lena M. Bryant
                                       -----------------------------------------
                                       Name:  LENA M. BRYANT
                                       Title: VICE PRESIDENT